WELLS FARGO BANK, NOTE MODIFICATION AGREEMENT
NATIONAL ASSOCIATION WITH STINGRAY PROPERTIES, LLC

THIS NOTE MODIFICATION AGREEMENT (the “Modification Agreement”), effective July 1, 2006 (the “Effective Date”), is between STINGRAY PROPERTIES, LLC (the “Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”).

RECITALS

FIRST: Pursuant to that Construction — Term Loan Agreement effective September 16, 2005 (the “Loan Agreement”), the Bank granted the Borrower a $4,000,000.00 construction — term loan (the “Loan”) to finance the construction of improvements to the property legally described on Exhibit A attached hereto (the “Property”).

SECOND: The Borrower’s obligation to repay the Loan is evidenced by that certain Construction Loan Note dated of even date with the Loan Agreement and in the original principal amount of $4,000,000.00 (the “Note”). Payment of the Note, in turn, is secured by that certain Third Party Mortgage, Security Agreement, Fixture Financing Statement, and Assignment of Leases and Rents on the Property from Sylvan Holdings, LLC, a Minnesota limited liability company (the “Mortgage”). The Mortgage is dated of even date with the Note and is a lien on the Property. The Note is guaranteed by the individual Guaranty of each of the Guarantors, as defined in the Agreement, Sylvan Holdings, LLC, Crystal Blue Properties, LLC Ronald Berg, Gary Verkinnes, Dr. Jeffrey Gerdes, Dr. Hector Ho, and Dr. Samir Elghor.

THIRD: The Borrower and the Bank desire to clarify certain terms of the Note. In addition, the Borrower has requested that the due date of installments under the Note be adjusted from the first day of each month to the fifteenth day.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

1. Note Modification.

1.1 Interest. The section of the Note under the heading “INTEREST” is hereby modified as follows:

(a) In subsection (a), the initial phrase, “Beginning from the date hereof through the month in which the Phase II Completion Date (as defined in the Loan Agreement, which, in turn, is defined below) occurs,” is hereby amended and restated in its entirety to read, “Beginning from the date hereof’ (deleting the portion that reads “through the month in which the Phase II Completion Date (as defined in the Loan Agreement, which, in turn, is defined below) occurs”);

(b) In subsection (a), the phrase, “rounded upward if necessary to the nearest whole 118th of 1%” is hereby deleted in its entirety; and

(c) Subsection (b) is hereby deleted in its entirety.

1,2 Repayment Terms. The Section of the Note under the heading “REPAYMENT TERMS” is hereby amended and restated in its entirety as follows:

“REPAYMENT TERMS: Principal and interest on this Construction Loan Note shall be due and payable as follows:

(a) Beginning from the date hereof, and continuing on the fifteenth day of every month thereafter through and including September 15, 2006, monthly installments of accrued interest only;

(b) Beginning September 15, 2006, and continuing on the fifteenth day of every month thereafter, monthly installments of accrued interest PLUS principal in accordance with Schedule I attached hereto; and

(c) The entire outstanding principal balance and unpaid accrued interest shall be due and payable in full on August 15, 2021 (the “Maturity Date”).”

1.3 Revised Schedule. “Schedule I” of the Note is hereby amended and restated in its entirety by the “Revised Schedule I” attached to this Amendment.

2. Miscellaneous.

(a) Except as expressly modified by this Modification Agreement, all terms and conditions of the Note and the Loan Agreement and Loan Documents, as defined in the Loan Agreement, shall remain unchanged and in full force and effect.

(b) This Modification Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the Bank and the Borrower have executed this Modification Agreement as of the Effective Date.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Todd Mack
Its: Vice President

STINGRAY PROPERTIES, LLC

By: /s/ Jeff Gerdes
Its: Chief Manager

ACKNOWLEDGMENT AND CONSENT

Each of the undersigned Guarantors acknowledges and consents to the foregoing Note Modification Agreement, and agrees that his Guaranty remains in full force and effect and covers the Note, as modified by the foregoing.

/s/ Jeffrey Gerdes
Name:	Jeffrey Gerdes

Dated: August 11, 2006

/s/ Ronald Berg
Name:	Ronald Berg

Dated: August 11, 2006

/s/ Dr. Hector Ho
Dr. Hector Ho
Dated: August 11, 2006

/s/ Gary Verkinnes
Name:	Gary Verkinnes

Dated: August 11, 2006

/s/ Samir Elghor
Name:	Samir Elghor

Dated: August 11, 2006

ADDITIONAL SIGATURE PATE TO NOTE MODIFICATION AGREEMENT DATED AS OF JULY 1, 2006 BETWEEEN WELLS FARGO, NATIONAL ASSOCIATION AND STINGRAY PROPERTIES, LLC

SYLVAN HOLDINGS, LLC,
a Minnesota limited liability company

By: /s/ Jeffrey Gerdes
Name:	Jeffrey Gerdes

Title: Chief Manager
Dated: August 11, 2006

CRYSTAL BLUE PROPERTIES, LLC
a Minnesota limited liability company

By: /s/ Gary Verkinnes
Name:	Gary Verkinnes

Title: Partner
Dated: August 9, 2006